                                                                    EXHIBIT 10.1

                        DELCO REMY INTERNATIONAL, INC.

                                 $145,000,000
                         8-5/8% Senior Notes Due 2007


                            Underwriting Agreement


                                                              New York, New York
                                                               December 17, 1997

Salomon Brothers Inc
Credit Suisse First Boston Corporation
Morgan Stanley & Co. Incorporated
In care of Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

          Delco Remy International, Inc., a Delaware corporation (the "Company"), proposes to sell to you (the "Underwriters") $145,000,000 principal amount of its 8-5/8% Senior Notes Due 2007 (the "Notes") to be unconditionally guaranteed on a senior basis (the "Guarantees" and, together with the Notes, the "Securities") by each of the Company's subsidiaries that are signatories hereto, together with Ballantrae Corporation ("Ballantrae") and Tractech Inc. ("Tractech") following the Company's acquisition of Ballantrae (each individually a "Guarantor", and collectively the "Guarantors"). The Securities are to be issued under an indenture to be dated as of December 22, 1997 (the "Indenture"), among the Company, the Guarantors and United States Trust Company of New York, as trustee (the "Trustee").

          1.   Representations and Warranties.  The Company and the Guarantors
               -------------------------------
jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in Section 17 hereof.

          (a) The Company and the Guarantors have filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number
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                                                                               2

     333-37703) on Form S-1, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company and the Guarantors will next file with the Commission either
     (i) prior to the effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after the effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), the Company and the Guarantors have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to them prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised the Underwriters, prior to the Execution Time, will be included or made therein.

          (b)  On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with
     Rule 424(b) and on the Closing Date (as defined in Section 3), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Trust
     Indenture Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture
     did or will comply in all material
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                                                                               3

     respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the
                                --------  -------
     Guarantors make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood that the only such information is that described in
     Section 8(b).

          (c) Neither the Company nor any Guarantor has taken, nor will it take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with any offering of the Securities.

          (d) Each of the Company and the Guarantors has full corporate power and authority to enter into and deliver this Agreement, the Indenture, the Securities and the fourth amended and restated financing agreement
     (together with all other documents and agreements entered into in connection therewith, the "Credit Agreement") relating to the Senior Credit Facility (as defined in the Prospectus) and to perform the actions contemplated hereby and thereby and to perform the other Transactions (as defined in the Prospectus). This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor and constitutes a valid and binding obligation of the Company and each Guarantor. The execution and delivery of the Indenture, the Securities and the Credit Agreement have been duly authorized by the
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                                                                               4

     Company and each Guarantor party thereto and, when duly executed and delivered by the parties thereto, will constitute valid and binding obligations of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (e) Upon execution and delivery of the Indenture, and when the Notes are issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, (i) the Notes will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture and (ii) the Guarantees will constitute valid and binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms, in each case subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (f) The execution, delivery and performance of this Agreement, the Indenture and the Credit Agreement by the Company and each Guarantor party thereto and the consummation of the actions contemplated hereby and thereby and of the other Transactions will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the articles of incorporation, by-laws or other organizational documents of the Company or any of its subsidiaries, (ii) any material statute, rule or regulation applicable to the Company or any of its subsidiaries or any order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, (iii) any agreement or instrument relating to borrowed money to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their respective properties is subject or (iv) any other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its
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                                                                               5

     subsidiaries is bound or to which any of their respective properties is subject. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body that has not already been obtained is required for the execution and delivery of this Agreement, the Indenture, the Securities, the Credit Agreement or the consummation of the actions contemplated hereby or thereby or of the other Transactions, except for compliance with the Act and state securities or blue sky laws. References in this Agreement to "subsidiaries" of the Company shall mean each person of which a majority of the voting equity securities or other interests is owned, directly or indirectly, by the Company, and as of the Closing Date, shall be deemed to include Ballantrae, Tractech and Kraftube, Inc., notwithstanding the fact that the Company may not have consummated its acquisition of Ballantrae prior to the Closing Date.

          (g) Except as disclosed in the Prospectus, (i) there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's and the Guarantors' knowledge, threatened to which the Company or any of its subsidiaries is or is threatened to be made a party or of which property owned or leased by the Company or any of its subsidiaries is or is threatened to be made the subject, which actions, suits or proceedings could, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, business, results of operations or prospects of the Company and its subsidiaries, taken as a whole, or materially and adversely affect the ability of the Company or any of its subsidiaries to perform its obligations under this Agreement, the Indenture, the Securities or the Credit Agreement or to consummate the actions contemplated hereby or thereby or the other Transactions (in either case a "Material Adverse Effect"), and (ii) no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best of the Company's and the Guarantors' knowledge, is imminent or
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     threatened, in either case which could have a Material Adverse Effect.
     Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

          (h) Except as disclosed in or specifically contemplated by the Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as now conducted; the Company's and its subsidiaries' controlling persons, key employees and stockholders have all necessary permits, licenses and other authorizations required by applicable law for the Company and its subsidiaries to conduct their businesses as now conducted; and the expiration of any trademarks, trade names, patent rights, copyrights, licenses, approvals or governmental authorizations would not have a Material Adverse Effect.

          (i) Except as disclosed in the Prospectus, the Company and its subsidiaries are conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where the failure to be so in compliance would not have a Material Adverse Effect.

          (j) Neither the Company nor any Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940 (the "Investment Company Act"), without taking account of any exemption arising out of the number of holders of the Company's or such Guarantor's securities.

          (k) Neither the Company nor any Guarantor has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company or such Guarantor (except as contemplated by this Agreement).

          (l) The Credit Agreement has been executed and delivered by the parties thereto and is in full force
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                                                                               7

     and effect, and the Underwriters have received conformed counterparts of the Credit Agreement. There exists, and at and as of the Closing Date (after giving effect to the actions contemplated hereby and to the other Transactions) shall exist, no condition that would constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under the Senior Credit Facility.

          (m) There are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Act with respect to any securities of the Company or any such subsidiary (except as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement)) or to require the Company or any of its subsidiaries to include such securities with the Securities registered pursuant to the Registration Statement.

          (n) The Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

     Any certificate signed by any officer of the Company or a Guarantor and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company and the Guarantors to each Underwriter as to the matters covered thereby.

          2.   Purchase and Sale.  Subject to the terms and conditions and in
               ------------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.5% of the principal amount thereof, plus accrued interest, if any, on the Securities from December 22, 1997, to the Closing Date, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I attached hereto.

          3.   Delivery and Payment.  Delivery of and payment for the Securities
               ---------------------
shall be made at 10:00 AM, New York City
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                                                                               8

time, on December 22, 1997, or at such time on such later date (not later than December 30, 1997) as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the respective accounts of the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Underwriters shall otherwise reasonably designate at least one Business Day in advance of the Closing Date.

          4.   Offering by Underwriters.  It is understood that the several
               -------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          5.   Agreements.  The Company and the Guarantors jointly and severally
               -----------
agree with the several Underwriters that:

          (a) The Company and the Guarantors will use their respective best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company and the Guarantors will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement to which you reasonably object in writing within five Business Days after receipt of a copy of such proposed amendment, supplement or Rule 462(b) Registration Statement. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company and the Guarantors will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise
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                                                                               9

     the Underwriters (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective,
     (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
     (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, any Rule 462(b) Registration Statement or any supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Guarantors will use their respective best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company and the Guarantors promptly will
     (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii)
     supply any supplemented Prospectus to you in such quantities as you may reasonably request.
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                                                                              10

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its subsidiaries that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and all correspondence to or from the Commission or its staff with respect to the Registration Statement and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Underwriters may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering of the Securities.

          (e) The Company and the Guarantors will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided,
                                                                 --------
     however, neither the Company nor any Guarantor shall be required to qualify
     -------
     to do business in any jurisdiction where it is not now so qualified, become subject to taxation where it is not now so subject, or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject. Each of the Company and the Guarantors will promptly advise the Underwriters of the receipt by it of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Guarantors will arrange for the determination of the legality of the Securities for purchase by institutional investors and will pay any fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering of the Securities.
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                                                                              11

          (f) The Company will not, for a period of 180 days following the Closing Date, offer, sell, contract to sell, grant an option to purchase or otherwise dispose of, directly or indirectly, or announce the offering of, or file a registration statement for, any debt securities issued or guaranteed by the Company or any Guarantor, or enter into any agreement to do any of the foregoing, without the prior written consent of Salomon Brothers Inc, other than (i) the offering of the Securities contemplated hereby, (ii) pursuant to the registration rights agreement for the Company's outstanding Senior Subordinated Notes (as defined in the Prospectus) or (iii) in connection with the negotiation, syndication or arrangement of the Senior Credit Facility.

          (g) The Company and the Guarantors will use their best efforts in cooperation with the Underwriters to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

          (h) The Company will apply the net proceeds from the sale of the Securities sold by it, together with the net proceeds from the Equity Offering (as defined in the Prospectus), substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

          (i) Without limiting the other provisions of this Section 5 and elsewhere in this Agreement, on the Closing Date the Company shall file a post-effective amendment to the Registration Statement that registers the issuance on the Closing Date of the Guarantees by Ballantrae and Tractech.

          6.   Conditions to the Obligations of the Underwriters.  The
               --------------------------------------------------
obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their respective obligations hereunder and to the following additional conditions:
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                                                                              12

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Underwriters the opinion of Dechert Price & Rhoads, counsel for the Company, dated the Closing Date, to the effect that:

               (i) each of the Company and the Guarantors (other than the Relevant Subsidiaries (as hereinafter defined), the "Subject Guarantors") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus; and each of the Company and the Guarantors is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction set forth in a schedule to such opinion (which schedule shall identify, based solely on a certificate of an officer of the Company, each jurisdiction in which the Company or any Guarantor owns or leases material properties or conducts material business);

               (ii) all the outstanding shares of capital
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                                                                              13

          stock of each Subject Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Guarantors are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances (other than the pledges of capital stock of the Guarantors pursuant to the Senior Credit Facility);

               (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the Securities conform to the description thereof contained in the Prospectus; and the Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

               (iv) the Indenture has been duly authorized, executed and delivered by the Company and each of the Subject Guarantors, has been duly qualified under and complies in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission, and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding instrument enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); the Securities are in the form contemplated by the Indenture and have been duly authorized and executed by the Company and each Subject Guarantor and, upon the due authentication and delivery thereof by the Trustee pursuant to the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

               (v) to the best knowledge of such counsel, there is no pending or threatened action or suit or judicial, arbitral or other administrative proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that, singly or in the aggregate, (A) questions the validity of this Agreement, the Indenture or the Credit Agreement or any action taken or to be taken pursuant hereto or thereto or pursuant to the other Transactions, or
          (B) if determined adversely to the Company or any of its subsidiaries, is reasonably likely to have a Material Adverse Effect, except as described in the Prospectus; and the summaries in the Registration Statement or the Prospectus, of statutes, legal and governmental proceedings and contracts and other documents accurately describe in all material respects the provisions purported to be so summarized; and the statements in the Prospectus under the caption "Description of Certain Federal Income Tax Consequences" accurately reflect in all material respects the United States tax consequences generally applicable to U.S. and Non-U.S. Holders (as such terms are defined in the Prospectus) (subject to the qualifications and assumptions set forth in such discussion and assuming the accuracy of the discussion in the Prospectus relating to the Company's business and activities);

               (vi) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the respective rules thereunder;

               (vii) the Credit Agreement has been duly authorized, executed and delivered by the Company and each of the Subject Guarantors that is a party thereto, and constitutes a valid and legally binding agreement, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

              (viii) this Agreement has been duly authorized, executed and delivered by the Company and each of the Subject Guarantors;

                (ix) neither the Company nor any of its subsidiaries is, before or after the consummation of the actions contemplated by this Agreement, the Indenture, the Credit Agreement or the other Transactions, an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder, without taking account of any exemption under the Investment Company Act arising out of the number of holders of the Company's securities;

                 (x) no authorization, approval, consent or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this

          Agreement, the Indenture or the Credit Agreement or for the consummation of the actions contemplated hereby or thereby or of the other Transactions, except as contemplated by Section 5(e);

                (xi) the execution, delivery and performance of this Agreement, the Indenture, the Securities and the Credit Agreement by the Company and each Guarantor party hereto or thereto and the consummation of the actions contemplated hereby or thereby and of the other Transactions will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) the articles of incorporation, by-laws or other organizational documents of the Company or any Subject Guarantor, (B) any material statute, rule or regulation applicable to the Company or any Guarantor or any order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties and which order is known to such counsel or (C) any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their respective properties is subject; and the Company and each of the Subject Guarantors that is a party thereto has full corporate power and corporate authority to execute and deliver this Agreement, the Indenture, the Securities and the Credit Agreement and to perform its respective obligations hereunder and thereunder and to consummate the other Transactions; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement, the Indenture, the Securities and the Credit Agreement and the consummation of the actions contemplated hereby or thereby and of the other Transactions have been duly and validly taken; and

               (xii) no holders of securities of the Company or any of its subsidiaries have rights to the registration of such securities under the

          Registration Statement.

     Such opinion may be limited to the laws of the United States of America, the States of New York and New Jersey and the Delaware General Corporation Law. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          Such counsel shall also state, in a separate letter, that, in the course of preparation by the Company of the Prospectus, such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Prospectus and related matters were discussed and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus (except as expressly provided above), and noting that they have relied as to materiality to a large extent upon the statements of directors, officers and other representatives of the Company, no facts have come to such counsel's attention which have caused such counsel to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and the notes related thereto and other financial and accounting data included in the Prospectus).

          (c) The Company shall have furnished to the

     Underwriters the opinions of the following local counsels, or such other local counsels as shall be reasonably acceptable to the Underwriters: (1) Stephen Plopper & Associates, local counsel to Power Investments, Inc., Franklin Power Products, Inc., International Fuel Systems, Inc. and Marine Corporation of America, each an Indiana corporation; (2) Young, Williams, Henderson & Fuselier, local counsel to the A&B Group, Inc., A&B Enterprises, Inc., Dalex, Inc., A&B Cores, Inc., R&L Tool Company, Inc. and MCA, Inc. of Mississippi, each a Mississippi corporation; (3) Porteous & White, local counsel to Nabco, Inc., a Michigan corporation; (4) Jenkens & Gilchrist, local counsel to Powrbilt Products, Inc., a Texas corporation; and (5) Hunton & Williams, local counsel to World Wide Automotive, Inc., a Virginia corporation (each such Guarantor, with respect to the applicable local counsel, a "Relevant Subsidiary"), each dated as of the Closing Date and to the effect that:

               (i) each of the Relevant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus;

               (ii) all the outstanding shares of capital stock of each Relevant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable;

               (iii) each of this Agreement, the Indenture and the Credit Agreement has been duly authorized, executed and delivered by each of the Relevant Subsidiaries that is a party hereto or thereto; and

               (iv) the execution, delivery and performance of this Agreement, the Indenture and the Credit Agreement by each Relevant Subsidiary that is a party hereto or thereto and the consummation of the actions contemplated hereby or thereby and of the other Transactions will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the articles of incorporation, by-laws or other organizational documents of the Relevant Subsidiary; each of the Relevant Subsidiaries that is a party hereto or thereto has full corporate power and corporate authority to execute and deliver this Agreement, the Indenture and the Credit Agreement and to perform its respective obligations hereunder and thereunder and to consummate the other Transactions; and all corporate action required to be taken by the Relevant Subsidiaries party hereto or thereto for the due and proper authorization, execution and delivery of this Agreement, the Indenture and the Credit Agreement and the consummation of the actions contemplated hereby or thereby and of the other Transactions have been duly and validly taken.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the jurisdiction in which the Relevant Subsidiaries are chartered or organized or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Relevant Subsidiaries and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

          (d) The Underwriters shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and the Guarantors have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threat ened; and

               (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, which is material to the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (f) At the Execution Time and at the Closing Date, Ernst & Young LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriters, stating in effect that:

               (i) they are independent certified public accountants with respect to the Company, World Wide Automotive, Inc. ("World Wide"), the Tractech Division of Titan Wheel International, Inc. and Ballantrae, in each such case within the meaning of Rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct and its interpretations and rulings;

               (ii) in their opinion the audited consolidated financial statements included in the Prospectus and reported on by them comply in form in all material respects with the accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

               (iii) based upon a reading of the latest unaudited consolidated financial statements made available by the Company, the procedures of the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters and certain other limited procedures requested by the Underwriters and described in detail in such letter, nothing has come to their attention that causes them to believe that:

                      (1) any unaudited financial statements included in the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act;

                      (2) said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Prospectus; or

                      (3) the consolidated financial and other information included under the headings "Pro Forma Condensed Consolidated Financial Data",

               "Selected Consolidated Historical Financial Data", "Prospectus Summary--Summary Consolidated Historical and Pro Forma Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Management" is not in conformity with the disclosure requirements of Regulation S-K under the Act;

               (iv) based upon the procedures detailed in such letter with respect to the period subsequent to the date of the last available balance sheet, including the reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing has come to their attention that causes them to believe that:

                      (1) at a specified date not more than five days prior to the date of the letter, there were any changes in the capital stock of the Company, increases in the long-term debt of the Company or decreases in the stockholders' equity or net current assets of the Company, in each case on a consolidated basis, as compared with the amounts shown in the October 31, 1997, unaudited consolidated balance sheet included in the Prospectus; or

                      (2) for the period from October 31, 1997, to a specified date not more than five days prior to the date of the letter, there were any decreases, as compared with the corresponding period in the immediately preceding fiscal quarter, in net sales, income from continuing operations, net income or EBITDA (as defined under "Prospectus Summary" in the Prospectus), or increases in costs of goods sold, of the Company and its subsidiaries on a consolidated basis, except in all instances for increases or decreases that the Prospectus discloses have occurred or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriters;

               (v) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Prospectus agrees with the accounting records of the Company and its subsidiaries excluding any questions of legal interpretation; and

               (vi) on the basis of a reading of the unaudited pro forma financial statements included in the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; reading of minutes and inquiries of certain officials of the Company, World Wide, Tractech, Ballantrae and Kraftube who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of such pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Prospectus in this paragraph (f) include any amendment or supplement thereof or thereto at the date of the letter.

          (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change, decrease or increase specified in the letter or letters referred to in paragraph (f) of this
     Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (h) Subsequent to the Execution Time, there shall not have been (i) any decrease in the rating of the Securities or any of the Company's or any Guarantor's other debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or (ii) any notice given of any intended or potential decrease in any such rating or that such organization has under surveillance or review (other than any such notice with positive implications of a possible upgrading) its rating of the Securities or any of the Company's or any Guarantor's other debt securities.

          (i) The Equity Offering (as defined in the Prospectus), the Company's acquisition of Ballantrae and each of the other Transactions shall have been consummated on the terms described in the Prospectus.

          (j) World Wide and Power Investments, Inc. shall have been recapitalized so that all of their respective voting interests are owned by the Company.

          (k) All conditions precedent to the obligations of the lenders to extend loans and issue letters of credit under the Credit Agreement shall have been fully satisfied or waived.

          (l) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Dechert, Price & Rhoads, counsel for the Company, at 30 Rockefeller Plaza, New York, New York, on the Closing Date.

          7.   Reimbursement of Underwriters' Expenses.  If the sale of the
               ----------------------------------------
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or comply with any provision hereof in each case other than by reason of a default by any of the Underwriters, the Company and the Guarantors jointly and severally will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.   Indemnification and Contribution.  (a)  The Company and the
               ---------------------------------
Guarantors jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any

Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither
                                               --------  -------
the Company nor any Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for inclusion therein, it being understood that the only such information is that described in Section 8(b); and provided further, however,
                                                   -------- -------  -------
that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of the Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus included in the Registration Statement at the time it was declared effective by the Commission and it is finally judicially determined that such delivery was required to be made under the Act and was not so made.

          (b) The Underwriters severally and not jointly agree to indemnify and hold harmless each of the Company and the Guarantors, each of their respective directors, each of their respective officers who sign the Registration Statement and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such

Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Guarantors acknowledge that the statements set forth in the last paragraph of the cover page, the second paragraph on page three and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the registration statement for the registration of the Securities, any Preliminary Prospectus, the Prospectus or any amendment thereof or supplement thereto.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint as counsel one firm of attorneys of the indemnifying party's choice at the indemnifying party's expense, which counsel, together with one local counsel in each jurisdiction, shall act on behalf of all the indemnified parties in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the
              --------  -------
indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel, if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Guarantors on the one hand and the Underwriters on the other hand agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively "Losses") to which the Company and the Guarantors or one or more of the Underwriters, as applicable, may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors or by the Underwriters, as applicable, from the offering of the Securities; provided,
            --------
however, that in no case shall any Underwriter be responsible for any amount in
-------
excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Guarantors on the one hand and the Underwriters on the other hand shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors or of the Underwriters, as applicable, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or any Guarantor on the one hand or the Underwriters on the other hand. The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or any Guarantor who shall have signed the Registration Statement and each director of the Company or any Guarantor shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

          9.   Default by an Underwriter.  If any one or more
               -------------------------

Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I attached hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided,
                                                                      --------
however, that in the event that the aggregate principal amount of Securities
-------
which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or any Guarantor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10.  Termination.  This Agreement shall be subject to termination in
               ------------
the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or NASDAQ, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriters, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

          11.  Representations and Indemnities to Survive. The respective
               -------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

          12.  Notices.  All communications hereunder will be in writing and
               --------
effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or sent by fax (212-783-2274) and confirmed to them in care of Salomon Brothers Inc, Seven World Trade Center, New York, New York, 10048; or, if sent to the Company or any Guarantor, will be mailed, delivered or sent by fax (765-778-6424) and confirmed to it, in care of Delco Remy International, Inc., 2902 Enterprise Drive, Anderson, Indiana 46013, Attention: Chief Financial Officer, with a copy mailed, delivered or sent by fax (215-994-2222) and confirmed to Christopher G. Karras, Esq., Dechert Price & Rhoads, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103.

          13.  Successors.  This Agreement will inure to the benefit of and be
               -----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14.  APPLICABLE LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND
               ---------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).

          15.  Counterparts.  This Agreement may be signed
               ------------
in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16.  Headings.  The Section headings used herein are for convenience
               ---------
only and shall not affect the construction hereof.

          17.  Definitions.  The terms which follow, when used in this
               ------------
Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a federal legal holiday.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

          "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

          "Registration Statement" shall mean the registration statement referred to in Section 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the

     Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939.

          If the foregoing is in accordance with your under standing of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Underwriters.


                                             Very truly yours,

                                             DELCO REMY INTERNATIONAL, INC.,

                                              by

                                                Name:  Thomas J. Snyder
                                                Title: President


                                             SUBSIDIARY GUARANTORS:

                                             DELCO REMY AMERICA, INC.,

                                              by

                                                Name:  Thomas J. Snyder
                                                Title: President

                                             REMY INTERNATIONAL, INC.,

                                              by

                                                Name:  Thomas J. Snyder
                                                Title: President

                                             REMAN HOLDINGS, INC.,

                                              by

                                                Name:  Thomas J. Snyder
                                                Title: President

                                             NABCO, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President

                                             THE A&B GROUP, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President

                                             A&B ENTERPRISES, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President


                                             DALEX, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President

                                             A&B CORES, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President


                                             R&L TOOL COMPANY, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President

                                             MCA, INC. OF MISSISSIPPI,
                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President

                                             POWER INVESTMENTS, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President


                                             FRANKLIN POWER PRODUCTS, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President

                                             INTERNATIONAL FUEL SYSTEMS,
                                             INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President

                                             MARINE DRIVE SYSTEMS, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President


                                             MARINE CORPORATION OF AMERICA,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President

                                             POWRBILT PRODUCTS, INC.,

                                              by

                                                Name:  David L. Harbert
                                                Title: Vice President


                                             WORLDWIDE AUTOMOTIVE, INC.,

                                              by
                                                                   ---
                                                Name:  David L. Harbert
                                                Title: Vice President

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON BROTHERS INC
CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED

by SALOMON BROTHERS INC,

  by
   ____________________________
   Name:
   Title:

                                  SCHEDULE I

Underwriters                                            Principal Amount
------------                                            of Securities to
                                                          be Purchased
                                                       -----------------
Salomon Brothers Inc...................................     $ 87,000,000
Credit Suisse First Boston Corporation.................       29,000,000
Morgan Stanley & Co. Incorporated......................       29,000,000
                                                            ------------
          Total........................................     $145,000,000
                                                            ============